UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2019

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of American Water Works Company, Inc., a Delaware corporation (the “Company”), was held on May 10, 2019. An aggregate of 161,477,242 shares, or 89.5% of the Company’s issued and outstanding common stock as of March 15, 2019, the record date for the 2019 Annual Meeting, was represented in person or by proxy at the 2019 Annual Meeting, constituting a quorum. The results of voting at the 2019 Annual Meeting on each of the matters submitted to a vote of the Company’s shareholders thereat is as set forth below.

1.
The following eight nominees were elected as directors of the Company for a term expiring at the 2020 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, and received the votes set forth adjacent to their names below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey N. Edwards	138,422,047	692,845	136,129	22,226,221
Martha Clark Goss	131,364,843	7,760,630	125,548	22,226,221
Veronica M. Hagen	138,389,101	739,131	122,789	22,226,221
Julia L. Johnson	130,255,482	8,863,403	132,136	22,226,221
Karl F. Kurz	138,477,606	635,291	138,124	22,226,221
George MacKenzie	130,906,631	8,201,094	143,296	22,226,221
James G. Stavridis	138,379,687	733,721	137,613	22,226,221
Susan N. Story	134,562,420	4,568,155	120,446	22,226,221

2.	The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
135,194,697	3,706,278	350,046	22,226,221

3.
The ratification of the appointment, by the Audit, Finance and Risk Committee of the Board of Directors (the “Board”), of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019, was approved by the following vote:

For	Against	Abstain
153,749,342	7,486,896	241,004

4.	The following non-binding shareholder proposals were not approved by the following votes:

Proposal Name	For	Against	Abstain	Broker Non-Votes
Political Contributions	51,070,414	87,042,529	1,138,078	22,226,221
Lobbying Expenditures	52,325,158	79,707,290	7,218,573	22,226,221

Item 8.01.    Other Events.
Appointment of Chairman and Board Committee Members
Following the 2019 Annual Meeting, at the Board’s annual meeting, the Board appointed director Karl F. Kurz to continue to serve as Chairman of the Board and the following directors to serve as members of the Board’s four standing committees, each effective as of May 10, 2019 and until the 2020 Annual Meeting of Shareholders or until his or her earlier death, resignation or removal:

Committee	Members
Audit, Finance and Risk	Martha Clark Goss (Chair), Jeffrey N. Edwards, George MacKenzie and Admiral James G. Stavridis
Executive Development and Compensation	Julia L. Johnson (Chair), Martha Clark Goss and Veronica M. Hagen
Nominating/Corporate Governance	George MacKenzie (Chair), Veronica M. Hagen and Julia L. Johnson
Safety, Environmental, Technology and Operations	Veronica M. Hagen (Chair), Jeffrey N. Edwards and Admiral James G. Stavridis

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: May 10, 2019	By:	/s/ MICHAEL A. SGRO
Michael A. Sgro
Executive Vice President, General Counsel and Secretary